                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ------------------

                                  FORM 8-K/A

                               (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported):   March 23, 1998
                                                           --------------------



                          AMERICAN BANCSHARES, INC.
--------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)




         Florida                      0-27474                  65-0624640
----------------------------   -----------------------    ---------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        Incorporation)                                    Identification Number)




    4502 Cortez Road West, Bradenton, Florida                  34210-2801
    -----------------------------------------                 ------------
    (Address of Principal Executive Offices)                   (Zip Code)





         Registrant's telephone number, including area code:   (941) 795-3050
                                                            -------------------

ITEM 5.  OTHER EVENTS

         As previously reported by American Bancshares, Inc. (the "Company") on its Current Report on Form 8-K dated April 6, 1998 (the "Form 8-K"), and filed with the Securities and Exchange Commission (the "Commission") on April 7, 1998, the Company completed its acquisition of Murdock Florida Bank. The Company's Consolidated Financial Statements and Related Management's Discussion and Analysis of Financial Condition and Results of Operations have been provided herein and give retroactive effect to the Merger using the pooling of interests method of accounting. The Company's Form 10-Q for the period ended March 31, 1998 filed with the Commission is based on the historical consolidated financial statements as set forth in this Form 8-K. The Company is hereby filing with the Commission a copy of the Audited Consolidated Financial Statements for years ended December 31, 1997 and 1996 and Management's Discussion and Analysis.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits:

         EXHIBIT NO.         DESCRIPTION
         -----------         -----------
            99.1  -       Audited Consolidated Financial Statements for the years ended December 31, 1997 and 1996 with
                          Report of Independent Accountants and Management's Discussion and Analysis.

            99.2  -       Report of Independent Accountants Coopers & Lybrand L.L.P. for the 1997 and 1996 Audits of
                          American Bancshares, Inc.

            99.3  -       Report of Independent Auditors Hacker, Johnson, Cohen & Grieb, P.A. for the 1997 and 1996
                          Audits of Murdock Florida Bank.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN BANCSHARES, INC.

May 21, 1998                            By:  /s/ Gerald L. Anthony
                                           ---------------------------------
                                                 Gerald L. Anthony
                                                 President and
                                                 Chief Executive Officer

                                 EXHIBIT INDEX

         EXHIBIT NO.         DESCRIPTION
         -----------         -----------
            99.1  -       Audited Consolidated Financial Statements for the years ended December 31, 1997 and 1996 with
                          Report of Independent Accountants and Management's Discussion and Analysis.

            99.2  -       Report of Independent Accountants Coopers & Lybrand L.L.P. for the 1997 and 1996 Audits of
                          American Bancshares, Inc.

            99.3  -       Report of Independent Auditors Hacker, Johnson, Cohen & Grieb, P.A. for the 1997 and 1996
                          Audits of Murdock Florida Bank.